1933 Act File No. 33-47641
                                                   1940 Act File No. 811-6650

                        SECURITIES & EXCHANGE COMMISSION
                            Washington, D. C. 20549

                                   FORM N-1A


          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]
                     Post-Effective Amendment No. 7               [X]


                                      And

          REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT [X]
                                  OF 1940

                              AMENDMENT No. 7                     [X]

                        LORD ABBETT RESEARCH FUND, INC.
                Exact Name of Registrant as Specified in Charter

                     767 Fifth Avenue, New York, N.Y. 10153
                     Address of Principal Executive Office

                  Registrant's Telephone Number (212) 848-1800

                 Kenneth B. Cutler, Vice President & Secretary
                     767 Fifth Avenue, New York, N.Y. 10153
                    (Name and Address of Agent for Service)

          It  is  proposed  that  this  filing  will  become   effective  (check
     appropriate box)

      immediately on filing pursuant to paragraph (b) of Rule 485 on (date) pursuant to paragraph (b) of Rule 485

      60 days after filing pursuant to paragraph (a) (1) of Rule 485 on (date) pursuant to paragraph (a) (1) of Rule 485


 X    75 days after filing pursuant to paragraph (a) (2) of Rule 485
----
      on (date) pursuant to paragraph (a) (2) of Rule 485


If appropriate, check the following box:

          this post-effective amendment designates a new effective date for a previously filed post-effective amendment


In accordance with Rule 24f-2 under the Investment Company Act of 1940, an indefinite amount of Registrant's shares of Small-Cap Series are being registered by this registration statement under the Securities Act of 1933. Amount of Registration Fee: $500 for Securities Act of 1933 Registration.

Registrant's Large-Cap Series (formerly Series 1) and Mid-Cap Series (formerly Lord Abbett Mid-Cap Research Fund) have registered an indefinite amount of securities under the Securities Act of 1933 pursuant to Rule 24f-2(a) (1) and a Rule 24f-2 Notice for these two series for the most recent fiscal year will be filed with the Commission on or about January 23, 1996.

                                EXPLANATORY NOTE


     This Post-Effective Amendment No. 7 (the "Amendment") to the Registrant's Registration Statement relates to Small-Cap Series and Mid-Cap Series(formerly Lord Abbett Mid-Cap Research Fund) of the Registrant.

     The other series of shares of the Registrant is listed below and is offered by the Prospectus in Part A of the Post-Effective Amendment to the Registrant's Registration Statement as identified. The following is a separate series of shares of the Registrant. This Amendment does not relate to, amend or otherwise affect the Prospectuses contained in the prior Post-Effective Amendments, and pursuant to Rule 485(d) under the Securities Act of 1933, does not affect the effectiveness of such Post-Effective Amendments.

  Large-Cap Series                                    Post-Effective
 (formerly Series 1)                              Amendments No. 4 and 6
                                                  ----------------------



                        LORD ABBETT RESEARCH FUND, INC.
                                   FORM N-1A

                             Cross Reference Sheet
                         Post-Effective Amendment No. 7
                            Pursuant to Rule 481(b)

Form N-1A                      Location In Prospectus or
Item No.                       Statement of Additional Information
----------                     -----------------------------------

1                              Cover Page
2                              Fee Table
3 (a)                          Financial Highlights; Performance
3 (b)                          N/A
4 (a) (i)                      Cover Page
4 (a) (ii)                     Investment Objective; How We Invest
4 (b) (c)                      How We Invest
5 (a) (b) (c)                  Our Management; Back Cover Page
5 (d)                          N/A
5 (e)                          Back Cover Page
5 (f)                          Our Management
5 (g)                          N/A
5 A                            Performance
6 (a)                          Cover Page
6 (b) (c) (d)                  N/A
6 (e)                          Cover Page
6 (f) (g)                      Dividends, Capital Gains
                               Distributions and Taxes
7 (a)                          Back Cover Page
7 (b) (c) (d)
  (e) (f)                      Purchases
8 (a) (b) (c)
  (d)                          Redemptions
9                              N/A
10                             Cover Page

Form N-1A                      Location In Prospectus or
Item No.                       Statement of Additional Information
----------                     -------------------------------------

11                             Cover Page - Table of Contents
12                             N/A
13 (a) (b) (c)
   (d)                         Investment Objective and Policies
14                             Trustees and Officers
15 (a) (b)                     N/A
15  (c)                        Trustees and Officers
16 (a) (i)                     Investment Advisory and Other Services
16 (a) (ii)                    Trustees and Officers
16 (a) (iii)                   Investment Advisory and Other Services
16 (b)                         Investment Advisory and Other Services
16 (c) (d) (e)
   (g)                         N/A
16 (f)                         Purchases, Redemptions
                               and Shareholder Services
16 (h)                         Investment Advisory and Other Services
16 (i)                         N/A
17 (a)                         Portfolio Transactions
17 (b)                         N/A
17 (c)                         Portfolio Transactions
17 (d)                         Portfolio Transactions
17 (e)                         N/A
18 (a)                         Cover Page
18 (b)                         N/A
19 (a) (b)                     Purchases, Redemptions
                               and Shareholder Services; Notes
                               to Financial Statements
19 (c)                         N/A
20                             Taxes
21 (a)                         Purchases, Redemptions
                               and Shareholder Services
21 (b) (c)                     N/A
22 (a)                         N/A
22 (b)                         Past Performance
23                             Financial Statements; Supplementary
                               Financial Information

LORD ABBETT RESEARCH FUND, INC.
THE GENERAL MOTORS BUILDING
767 FIFTH AVENUE
NEW YORK, NY 10153-0203
800-426-1130


     THE SMALL CAP-SERIES AND THE MID-CAP SERIES (SINGULARLY SMALL-CAP SERIES AND MID-CAP SERIES, RESPECTIVELY; COLLECTIVELY THESERIES) ARE A DIVERSIFIED SEPARATE SERIES OF LORD ABBETT RESEARCH FUND, INC. (WE OR THE FUND), AN OPEN-END MANAGEMENT INVESTMENT COMPANY INCORPORATED IN MARYLAND ON APRIL 6, 1992. THE FUND CURRENTLY CONSISTS OF THREE SERIES. ONLY SHARES OF THE SMALL-CAP AND MID-CAP SERIES ARE BEING OFFERED IN THIS PROSPECTUS.
     THE SMALL-CAP SERIES' INVESTMENT OBJECTIVE IS TO SEEK LONG-TERM CAPITAL APPRECIATION. THE SMALL-CAP SERIES WILL SEEK ITS OBJECTIVE THROUGH INVESTMENTS PRIMARILY IN EQUITY SECURITIES WHICH ARE BELIEVED TO BE UNDERVALUED IN THE MARKETPLACE. IN ITS SEARCH FOR VALUE, THE SMALL-CAP SERIES SEEKS COMPANIES WHICH ARE PRIMARILY SMALL-SIZED, BASED ON THE VALUE OF THEIR OUTSTANDING STOCK. THESE COMPANIES ARE OFTEN OUT OF FAVOR OR NOT CLOSELY FOLLOWED BY INVESTORS AND, AS A RESULT, MAY OFFER SUBSTANTIAL APPRECIATION POTENTIAL OVER TIME.
     THE MID-CAP SERIES' INVESTMENT OBJECTIVE IS TO SEEK CAPITAL APPRECIATION THROUGH INVESTMENTS PRIMARILY IN EQUITY SECURITIES WHICH ARE BELIEVED TO BE UNDERVALUED IN THE MARKETPLACE. IN ITS SEARCH FOR VALUE, THE MID-CAP SERIES SEEKS COMPANIES WHICH ARE PRIMARILY MIDDLE-SIZED, BASED ON THE VALUE OF THEIR OUTSTANDING STOCK. THERE CAN BE NO ASSURANCE THAT EITHER SERIES WILL ACHIEVE ITS OBJECTIVE.
     THE DIRECTORS MAY PROVIDE FOR ADDITIONAL SERIES FROM TIME TO TIME. WITHIN EACH SERIES, THE FREELY TRANSFERABLE SHARES WILL HAVE EQUAL RIGHTS WITH RESPECT TO DIVIDENDS, ASSETS, LIQUIDATION AND VOTING.
     THIS PROSPECTUS SETS FORTH CONCISELY THE INFORMATION ABOUT THE SERIES THAT A PROSPECTIVE INVESTOR SHOULD KNOW BEFORE INVESTING. ADDITIONAL INFORMATION ABOUT THE FUND AND THE SERIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS AVAILABLE UPON REQUEST WITHOUT CHARGE. THE STATEMENT OF ADDITIONAL INFORMATION IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS AND MAY BE OBTAINED, WITHOUT CHARGE, BY WRITING TO THE FUND OR BY CALLING THE FUND AT 800-874-3733. ASK FOR PART B OF THE PROSPECTUS THE STATEMENT OF ADDITIONAL INFORMATION. THE DATE OF THIS PROSPECTUS, AND THE DATE OF THE STATEMENT OF ADDITIONAL INFORMATION, IS FEBRUARY __, 1996.


PROSPECTUS

INVESTORS SHOULD READ AND RETAIN THIS PROSPECTUS. SHAREHOLDER INQUIRIES SHOULD BE MADE IN WRITING TO THE FUND OR BY CALLING 800-821-5129. YOU CAN ALSO MAKE INQUIRIES THROUGH YOUR BROKER-DEALER.

               CONTENTS                 PAGE

        1       Investment Objectives   2

        2       Fee Table               2

        3       How We Invest           2

        4       Purchases               7

        5       Our Management          8

        6       Dividends, Capital Gains
                Distributions and Taxes 9

        7       Redemptions             9

        8       Performance             10


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
EACH SERIES IS SOLD ONLY IN NEW YORK.

1    INVESTMENT OBJECTIVES
     ---------------------


The Investment objective of the Small-Cap Series is to seek long-term capital appreciation. The investment objective of the Mid-Cap Series is to seek capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace.


2    FEE TABLE
     ---------

A summary of expenses of each Series is set forth in the table below in order to provide a better understanding of such expenses. The example is not a representation of past or future expenses. Actual expenses may be more or less than those shown.



SHAREHOLDER TRANSACTION EXPENSES             SMALL-CAP       MID-CAP
(AS A PERCENTAGE OF OFFERING PRICE)          SERIES          SERIES
Maximum Sales Load(1) on Purchases           ---------       -------
(See Purchases)                              None            None
Redemption Fee                               None            None
---------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
Management Fees (See Our Management)         .00%(2)        .00%(2)
12b-1 Fees      None    None
Other Expenses (See Our Management)          .00%(2)        .00%(2)
---------------------------------------------------------------------
Total Operating Expenses                     .00%(2)        .00%(2)

Example: Assume annual return of each Series is 5% and there is no change in the level of expenses described below. For every $1,000 invested, with reinvestment of all distributions, you would pay the following total expenses if you closed your account after the number of years indicated.


                    1 year(3)     3 years(3)
                    ---------     ----------

Small-Cap Series      $0             $0
Mid-Cap Series        $0             $0

(1)Sales load is referred to as sales charge throughout this Prospectus.

(2)Although not obligated to, Lord, Abbett & Co. intends to waive its management fee and subsidized the expenses of each Series. The management fee for each Series would be .75% and other expenses are estimated to be .40% (for total estimated operating expenses of 1.15%) for each Series for the full year after its commencement of operations, absent such waiver and subsidy.

(3)These figures reflect a management fee waiver and expense subsidy from Lord, Abbett & Co. These expenses without such waiver and subsidy are estimated to be $12 and $38, respectively, for each Series.

3    HOW WE INVEST
     -------------


SMALL-CAP SERIES. The Small-Cap Series will attempt to achieve its objective by investing principally in a carefully selected portfolio of common stocks. Dividend and investment income is of incidental importance, and the Small-Cap Series may invest in securities which do not produce any income. Although the Small-Cap Series typically will hold a large, diversified number of securities identified through a quantitative, value-driven investment strategy, it does entail above-average investment risk in comparison to the overall U.S. stock market. Shares of the Small-Cap Series should be purchased with a long-term view in mind.

The stocks which the Small-Cap Series generally invests in are those which, in the Fund managements judgment, are selling below intrinsic value and at prices that, do not reflect adequately their long-term business potential. Selected smaller stocks may be undervalued because they are often overlooked by many investors, or because the public is overly pessimistic about the companys prospects. Accordingly, their prices can rise either as a result of improved business fundamentals, particularly when earnings grow faster than general expectations, or as more investors come to recognize the full extent of a companys underlying potential. The price of shares in relation to book value, sales, asset value, earnings, dividends and cash flow; both historical and prospective, are key determinants in the security selection process. These criteria are not rigid, and other stocks may be included in the Small-Cap Series portfolio if they are expected to help it attain its objective. These criteria can be changed by the Funds Board of Directors.

The Small-Cap Series also may invest in preferred stocks and bonds, which have either attached warrants or a conversion privilege into common stocks. In addition, the Small-Cap Series may purchase options on stocks that it holds as protection against a significant price decline, may purchase and sell stock index options and futures to hedge overall market risk and the investment of cash flows and write listed put and listed covered call options. See "Small-Cap Series Hedging and Income Enhancement Strategies" below.


In seeking to achieve its investment objective, the Small-Cap Series generally will invest in common stocks with smaller market capitalizations than those of the stocks included in the Dow Jones Industrial Average or the largest stocks included in the Standard & Poors 500 Composite Index. As a result, under normal circumstances, at least 65% of the Small-Cap Series total assets will be made up of common stocks issued by smaller, less well known companies (with market capitalizations typically less than $1 billion) selected on the basis of fundamental investment analysis. The Small-Cap Series may, however, invest up to 35% of its total assets in the securities of any issuer without regard to its size or the market capitalization of its common stock. Companies in which the Small-Cap Series is likely to invest may have limited product lines, markets or financial resources and may lack management depth or experience. The securities of these companies may have limited marketability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.

SMALL-CAP SERIES HEDGING AND INCOME ENHANCEMENT STRATEGIES. The Small-Cap Series also may engage in various portfolio strategies, to reduce certain risks of its investments and to attempt to enhance income, but not for speculation. These strategies include the purchase and sale of put and call options, and the purchase and sale of stock index futures and combinations thereof. Fund management will use such techniques as market conditions warrant. The Small-Cap Series ability to use these strategies may be limited by market conditions, regulatory limits and tax considerations and there can be no assurance that any of these strategies will succeed. See Investment Objective and Policies in the Statement of Additional Information. New financial products and risk management techniques continue to be developed and the Small-Cap Series may use these new investments and techniques to the extent consistent with its investment objective and policies.

OPTIONS TRANSACTIONS. The Small-Cap Series may purchase and write (i.e., sell) put and call options on equity securities or stock indices that are traded on national securities exchanges. A call option on equity securities gives the purchaser, in exchange for a premium paid, the right for a specified period of time to purchase the securities subject to the option at a specified price (the exercise price or strike price). The writer of a call option, in return for the premium, has the obligation, upon exercise of the option, to deliver, depending upon the terms of the option contract, the underlying securities to the purchaser upon receipt of the exercise price. When the Small-Cap Series writes a call option, it gives up the potential for gain on the underlying securities in excess of the exercise price of the option during the period that the option is open.

A put option on equity securities gives the purchaser, in return for a premium, the right, for a specified period of time, to sell the securities subject to the option to the writer of the put at the specified exercise price. The writer of the put option, in return for the premium, has the obligation, upon exercise of the option, to acquire the securities underlying the option at the exercise price. The Small-Cap Series as the writer of a put option might, therefore, be obligated to purchase underlying securities for more that their current market value.

Options on stock indices are similar to options on equity securities except that, rather than the right to take or make delivery of stock at a specified prices, an option on a stock index gives the holder the right, in return for a premium paid, to receive, upon exercise of the option, an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The writer of an index option, in return for a premium, is obligated to pay the amount of cash due upon exercise of the option.

The Small-Cap Series will write only covered options. An option is covered if, so long as the Small-Cap Series is obligated under the option, it owns an offsetting position in the underlying securities or maintains cash, U.S. Government securities or other liquid high-grade debt obligations with a value sufficient at all times to cover its obligations in a segregated account. See Investment Objective and PoliciesLimitation on Small-Cap Series Purchase and Sale of Stock Options, Options on Stock Indices and Stock Index Futures in the Statement of Additional Information.

There is no limitation on the amount of call options the Small-Cap Series may write. The Small-Cap Series may only write covered put options to the extent that cover for such options does not exceed 25% of the Small-Cap Series net assets. The Small-Cap Series will not purchase an option if, as a result of such purchase, more than 20% of its total assets would be invested in premiums for such options.

STOCK INDEX FUTURES. The Small-Cap Series may purchase and sell stock index futures which are traded on a commodities exchange or board of trade for certain hedging and risk management purposes in accordance with regulations of the Commodities Futures Trading Commission.

A stock index futures contract is an agreement in which one party agrees to deliver to another an amount of cash equal to a specific dollar amount times the difference between a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made.

The Small-Cap Series may not purchase or sell stock index futures if, immediately thereafter, more than one-third of its net assets would be hedged. In addition, except in the case of a call written and held on the same index, the Small-Cap Series will write call options on indices or sell stock index futures only if the amount resulting from the multiplication of the then current level of the index (or indices) upon which the options or futures contract(s) is based, the applicable multiplier(s), and the number of futures or options contracts which would be outstanding would not exceed one-third of the value of the Small-Cap Series net assets.

The Small-Cap Series ability to enter into stock index futures and listed options is limited by the requirements of the Internal Revenue Code of 1986, as amended (the Internal Revenue Code), for qualification, as a regulated investment company. See Small-Cap Series under Taxes in the Statement of Additional Information.


MID-CAP SERIES. The Mid-Cap Series invest primarily in common stocks (including securities convertible onto common stocks) of mid-cap companies, defined for this purpose as companies whose outstanding equity securities have an aggregate market value of between $200 million and $5 billion.Under normal circumstances, at least 65% of the Series total assets will consist of investments made in mid-cap companies, determined at the time of purchase. Stocks are selected based on capital appreciation potential, without regard to current income, utilizing a value-based, disciplined investment process that seeks to identify and invest in undervalued securities. This investment process consists of three steps.

First, quantitative research is used to identify a universe of stocks which are relatively undervalued in comparison to other similar investments. From this universe of stocks the most attractive companies are set aside as candidates for further analysis.

In the second step of the process, fundamental research seeks to identify candidates likely to produce attractive investment returns over a six to twelve month time period. This is done, for example, by analyzing the key drivers of each companys profitability, such as the companys competitive position, its strategies for improving returns to shareholders, and the probability of managements success based on past experience.

The third part of the investment process is an analysis of the companys prospects in view of our economic outlook for a standard time period. This outlook is developed periodically throughout the year, taking into consideration, for example, such factors as (i) the level and direction of inflation, interest rates, and general economic activity and (ii) government monetary and fiscal policies.

The investment portfolio of the Mid-Cap Series will be diversified among many issuers representing many different industries. The portfolio of the Mid-Cap Series reflects the collective judgment of the Research Department of Lord, Abbett & Co. ("Lord Abbett") as to what securities represent the greatest long-term investment value pursuant to the Mid-Cap Series investment objective and policies. At the time of purchase, securities selected for the Mid-Cap Series portfolio may be largely neglected by the investment community or, if widely followed, they may be out of favor.

Mid-Cap Series may deal in options on securities, and securities indexes, and financial futures transactions, including options on financial futures. Mid-Cap Series may write (sell) covered call options and secured put and call options provided that no more than 5% of its net assets (at the time of purchase) may be invested in premiums on such options.

Mid-Cap Series is not currently employing any of the options and financial futures transactions described above.


POLICIES COMMON TO BOTH SERIES.

Foreign Investments. Up to 35% of each Series net assets (at the time of investment) may be invested in foreign securities (of the type described above) which are primarily traded in foreign countries. See Risk Factors below.

Foreign Currency Hedging Techniques. Each Series may utilize various foreign currency hedging techniques described below.

A forward foreign currency contract involves an obligation to purchase or sell a specific amount of a currency at a set price on a future date. Each Series may enter into forward foreign currency contracts in primarily two circumstances. First, when each Series desires to lock in the U.S. dollar price of the security, by entering into a forward contract for the purchase or sale of the amount of foreign currency involved in the underlying security transaction, the Series will be able to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date of purchase or sale and the date of settlement.

Second, when Fund management believes that the currency of a particular foreign country may suffer a decline against the U.S. dollar, each Series may enter into a forward contract to sell the amount of foreign currency approximating the value of some or all of a Series portfolio securities denominated in such foreign currency or, in the alternative, a Series may use a cross-currency-hedging technique whereby it enters into such a forward contract to sell another currency (obtained in exchange for the currency which the portfolio securities are denominated in if such securities are sold) which it expects to decline in a similar manner but which has a lower transaction cost. Precise matching of the forward contract and the value of the securities involved will generally not be possible.

Each Series also may purchase foreign currency put options and write foreign currency call options on U.S. exchanges or U.S. over-the-counter markets (O-T-C options are generally less liquid and involve issuer credit risk). A put option gives a Series, upon payment of a premium, the right to sell a currency at the exercise price until the expiration of the option and serves to insure against adverse currency price movements in the underlying portfolio assets denominated in that currency. The premiums paid for such foreign currency put options will not exceed 5% of the net assets of a Series.


Unlisted options together with other illiquid securities may comprise no more than 15% of each Series net assets.

A foreign currency call option written by a Series gives the purchaser, upon payment of a premium, the right to purchase from the Series a currency at the exercise price until the expiration of the option. A Series may write a call option on a foreign currency only in conjunction with a purchase of a put option on that currency. Such a strategy is designed to reduce the cost of downside currency protection by limiting currency appreciation potential. The face value of such writing or cross-hedging (described above) may not exceed 90% of the value of the securities denominated in such currency (a) invested in by the Series to cover such call writing or (b) to be crossed.


OTHER POLICIES. Each Series may invest up to 15% of its net assets in illiquid securities. Securities determined by the Directors to be liquid pursuant to Securities and Exchange Commission Rule 144A will not be subject to this limit. Investments by a Series in Rule 144A securities initially determined to be liquid could have the effect of diminishing the level of the Series liquidity during periods of decreased market interest in such securities. Under the Rule, a qualifying unregistered security may be resold to a qualified institutional buyer without registration and without regard to whether the seller originally purchased the security for investment.

Each Series may engage in (a) investing in closed-end investment companies, (b) investing in straight bonds or other debt securities, including lower rated, high-yield bonds, (c) lending of its portfolio securities to broker-dealers on a secured basis and (d) investing in rights and warrants to purchase securities (included within these purchases but not exceeding 2% of the value of its assets, may be warrants which are not listed on the New York or American Stock Exchanges), but neither Series has the present intention to commit more than 5% of gross assets to any one of these four identified practices. Neither Series will invest more than 5% of its assets (at the time of investment) in lower rated (BB/Ba or lower), high-yield bonds.

Each  Series  will  not  borrow  money,   except  as  a  temporary  measure  for
extraordinary or emergency purposes and then not in excess of 5% of its gross assets at the lower of cost or market value.

For temporary defensive purposes or to create reserve purchasing power pending other investments, each Series may invest in high-quality, short-term debt obligations of banks, corporations or the U.S. Government of the type normally owned by a money market fund.

Each Series may on occasion enter into repurchase agreements whereby the seller of a security agrees to repurchase that security from a Series at a mutually agreed-upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time a Series money is invested in the security. Each Series repurchase agreements will at all times be fully collateralized in an amount at least equal to the purchase price, including accrued interest earned on the underlying securities. The instruments held as collateral are valued daily, and if the value of the instruments declines, a Series will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, a Series may incur a loss.

Each Series may purchase or sell securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions arise when securities are purchased or sold by a Series with payment and delivery taking place as much as a month or more in the future in order to secure what is considered to be an advantageous price and yield to the Series at the time of entering other liquid high-grade debt obligations having a value equal to or greater than the Series purchase commitments; the Custodian will likewise segregate securities sold on a delayed delivery basis. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during the period between purchase and settlement. At the time of delivery of the securities the value may be more or less than the purchase price and an increase in the percentage of the Series assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of that Series net asset value.

Each Series may make short sales of securities or maintain a short position, provided that at all times when a short position is open a Series owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for an equal amount of the securities of the same issuer as the securities sold short (a short sale against-the-box), and that not more than 25% of a Series net assets (determined at the time of the short sale) may be subject to such sales. Short sales will be make primarily to defer realization of gain or loss for federal tax purposes. Each Series does not intend to have more than 5% of its net assets (determined at the time of the short sale) subject to short sales against-the-box.

The staff of the SEC has taken the position that purchased over-the-counter options and the assets used as cover for written over-the-counter options are illiquid securities unless a Series and the counterparty have provided for the Series, at the Series election, to unwind the over-the-counter option. The exercise of such an option ordinarily would involve the payment by the Series of an amount designed to reflect the counterpartys economic loss from an early termination, but does allow each Series to treat the assets used as cover as liquid.


Each Series will not change its investment objective without shareholder approval. If either Series determines that its objective can best be achieved by a substantive change in investment policy or strategy, the Series may make such a change without shareholder approval by disclosing it in the prospectus.

RISK FACTORS. If either Series remains small, there is risk that redemptions may
(a) cause portfolio securities to be sold prematurely (at a loss or gain, depending upon the circumstances) or (b) hamper or prevent a contemplated portfolio security purchase.


FOREIGN SECURITIES. Securities markets of foreign countries in which each Series may invest generally are not subject to the same degree of regulation as the U.S. markets and may be more volatile and less liquid than the major U.S. markets. There may be less publicly-available information on publicly-traded companies, banks and governments in foreign countries than generally is the case for such entities in the United States. The lack of uniform accounting standards and practices among countries impairs the validity of direct comparisons of valuation measures (such as price/earnings ratios) for securities in different countries. Other considerations include political and social instability, expropriation, higher transaction costs, currency fluctuations, withholding taxes that cannot be passed through as a tax credit to shareholders and different securities settlement practices. Foreign securities may be traded on days that each Series does not value its portfolio securities, and, accordingly, each Series net asset value may be significantly affected.


Under normal circumstances, each Series will invest primarily in common stocks, and/or securities convertible into common stocks, which subjects each Series to market risk, that is, the possibility that common stock prices will decline over short or even extended periods. Although Mid-Cap Series invests primarily in middle-sized companies, both the Mid-Cap and Small-Cap Series also may invest, from time to time, in stocks of large-sized and small-sized companies guided by the policies mentioned above. Small capitalized companies may offer significant appreciation potential. However, smaller companies may carry more risk than larger companies. Generally, small companies rely on limited product lines and markets, financial resources, or other factors, and this may make them more susceptible to setbacks or economic downturns. Small capitalized companies may be more volatile in price, normally have fewer shares outstanding and these shares trade less frequently than large companies. Therefore, the securities of smaller companies may be subject to wider price fluctuations. In many instances the securities of smaller companies are traded over the counter and may not be traded in the volume typical on a national securities exchange.

RISKS OF HEDGING AND INCOME ENHANCEMENT STRATEGIES OF THE SMALL-CAP SERIES. Participation in the options or futures markets involves investment risks and transaction costs to which the Small-Cap Series would not be subject absent the use of these strategies. If Fund managements prediction of movement in the direction of the securities markets is inaccurate, the adverse consequences to the Small-Cap Series may leave it in a worse position than if such strategies were not used. Risks inherent in the use of options and stock index futures include (1) dependence on Fund managements ability to predict correctly movements in the direction of specific securities being hedged or the movement in stock indices; (2) imperfect correlation between the price of options and stock index futures and options thereon and movements in the prices of the securities being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time;
(5) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences; and (6) daily limits on price variance for a futures contract or related options imposed by certain futures exchanges and boards of trade may restrict transactions in such securities on a particular day. See Investment Objective and Policies and Taxes in the Statement of Additional Information.


4    PURCHASES


Each Series shares may only be purchased by employees and partners of Lord Abbett, directors (trustees) of Lord Abbett-managed funds and spouses and other family members of such employees, partners and directors (trustees). All shares may be purchased at the net asset value per share next computed after the order is received by Lord Abbett. For each Series the minimum initial investment is $1,000. Subsequent investments may be made in any amount. Place your order with Lord Abbett or send it to Small-Cap or Mid-Cap Series of the Lord Abbett Research Fund, Inc. or both, as appropriate (P.O. Box 419100, Kansas City, Missouri 64141).

The net asset value of each Series shares is calculated every business day as of the close of the New York Stock Exchange (NYSE), by dividing net assets by shares outstanding. Securities in each Series portfolio are valued at their market value as more fully described in the Statement of Additional Information. A business day is a day on which the NYSE is open for trading. We are not obligated to maintain the offering or its terms and the offering may be suspended, changed or withdrawn. Lord Abbett reserves the right to reject any order. Certificates representing shares of each Series will not be issued. This will relieve shareholders of the responsibility and inconvenience of safekeeping share certificates and save the Fund unnecessary expense. If you have any questions, call the Fund at 800-821-5129.


TELEPHONE EXCHANGE PRIVILEGE: Shares may be exchanged, without a service charge, for those of any other Lord Abbett-sponsored fund except for (i) Lord Abbett Equity Fund, Lord Abbett Series Fund and Lord Abbett Counsel Group and (ii) certain tax-free single-state series where the exchanging shareholder is a resident of a state in which such series is not offered for sale (together, Eligible Funds).

You or YOUR REPRESENTATIVE WITH PROPER IDENTIFICATION can instruct the Fund to exchange shares by telephone. Shareholders have this privilege unless they refuse it in writing. The Fund will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine and will employ reasonable procedures to confirm that instructions received are genuine, including requesting proper identification, and recording all telephone exchanges. Instructions must be received by the Fund in Kansas City (800-521-5315) prior to the close of the NYSE to obtain each funds net asset value per share on that day. Expedited exchanges by telephone may be difficult to implement in times of drastic economic or market change. The exchange privilege should not be used to take advantage of short-term swings in the market. The Fund reserves the right to terminate or limit the privilege of any shareholder who makes frequent exchanges. The Fund can revoke the privilege for all shareholders upon 60 days prior written notice. A prospectus for the other Lord Abbett-sponsored fund selected by you should be obtained and read before an exchange.

Exercise of the Exchange Privilege will be treated as a sale for federal income tax purposes and, depending on the circumstances, a capital gain or loss may be recognized.

5    OUR MANAGEMENT


Our business is managed by our officers on a day-to-day basis under the overall direction of our Board of Directors with the advice of Lord Abbett (herein referred to as management). We employ Lord Abbett as investment manager for each Series pursuant to a Management Agreement. Lord Abbett has been an investment manager for over 60 years and currently manages approximately $18 billion in a family of mutual funds and other advisory accounts. Under the Management
Agreement, Lord Abbett is obligated to provide each Series with investment management services and executive and other personnel, pay the remuneration of our officers and of our directors affiliated with Lord Abbett, provide us with office space and pay for ordinary and necessary office and clerical expenses relating to research, statistical work and supervision of each Series portfolio and certain other costs. Lord Abbett provides similar services to fifteen other Lord Abbett-sponsored funds having various investment objectives and also advises other investment clients. Robert P. Fetch, a Lord Abbett employee since August 1995, is primarily responsible for the day-to-day management of the Small-Cap Series and has been since its inception. Prior to joining Lord Abbett, Mr. Fetch was a Managing Director of Prudential Investment Advisors. John J. Walsh, Jr., Lord Abbett partner for over five years, is primarily responsible for the day-to-day management of the Mid-Cap Series and has been since inception. Mr. Walsh delegates management duties with respect to the Mid-Cap Series to a committee consisting, at any time, of three Lord Abbett employees from the Research Department. The members of the committee, who also may be officers of the Fund, have staggered terms to assure continuity and a forum for different judgments as to what securities represent the greatest investment value for the Mid-Cap Series.

Under the Management Agreement, each Series is obligated to pay Lord Abbett a monthly fee based on its average daily net assets for each month at the annual rate of .75%. Due to the management fee waiver by Lord Abbett, the effective fee payable to Lord Abbett by each Series as a percentage of average daily net assets is expected to be at the annual rate of zero percent for the subsequent year after commencement of operations of each Series. In addition, we pay all expenses not expressly assumed by Lord Abbett. Each Series ratio of expenses, including management fee expenses, to average net assets for such one-year period is expected to be zero percent.


6    DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES


With respect to each Series, dividends from taxable net investment income may be taken in cash or invested in additional shares at net asset value (without a sales charge) and will be paid to shareholders annually in December.

A long-term capital gains distribution is made when a Series has net profits during the year from sales of securities which it has held more than one year. If a Series has realized net short-term capital gains, they also will be distributed. Any capital gains distributions will be made annually in December. They may be taken in cash or invested in more shares at net asset value without a sales charge.


Dividends and distributions declared in October, November or December of any year will be treated for federal income tax purposes as having been received by shareholders of a Series in that year if they are paid before February 1 of the following year. A supplemental capital gains distribution also may be paid in December.


Each Series intends to meet the requirements of Subchapter M of the Internal Revenue Code. Each Series will try to distribute to shareholders all of its net investment income and net realized capital gains, so as to avoid the necessity of paying federal income tax. Shareholders, however, must report dividends and capital gains distributions as taxable income. Distributions derived from net long-term capital gains which are designated by us as capital gains distributions will be taxable to shareholders as long-term capital gains, whether received in cash or shares, regardless of how long a taxpayer has held the shares of a Series. Under current law, net long-term capital gains of individuals and corporations are taxed at the rates applicable to ordinary income, except that the maximum rate for long-term capital gains for individuals is 28%. Legislation is pending in Congress as of the date of this Prospectus, would have the effect of reducing the federal income tax rate on capital gains.


Shareholders may be subject to a $50 penalty under the Internal Revenue Code and we may be required to withhold and remit to the U.S. Treasury a portion (31%) of any redemption or repurchase proceeds and of any dividend or distribution on any account, where the payee (shareholder) failed to provide a correct taxpayer identification number or to make certain required certifications.

Limitations imposed by the Internal Revenue Code on regulated investment companies may restrict each Series ability to engage in transactions in options, forward contracts and cross hedges.

We will inform shareholders of the federal tax status of each dividend and distribution after the end of each calendar year.

Shareholders should consult their tax advisers concerning applicable state and local taxes as well as on the tax consequences of gains or losses from the redemption or exchange of our shares.

7    REDEMPTIONS


To obtain the proceeds of an expedited redemption of $50,000 or less, you or your representative with proper identification can telephone the Fund. This privilege is automatically extended to all shareholders. The Fund will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine with respect to the Fund and, therefore, will employ reasonable procedures to confirm that instructions received are genuine, including requesting proper identification, recording all telephone redemptions and mailing the proceeds only to the named shareholder at the address appearing on the account registration.

If you cannot use the expedited redemption procedures described above to redeem shares directly, send your request to either Small-Cap or Mid-Cap Series of the Lord Abbett Research Fund, Inc., or both, as appropriate (P.O. Box 419100, Kansas City, Missouri 64141) with signature(s) and any legal capacity of the signer(s) guaranteed by an eligible guarantor.


Under certain circumstances and subject to prior written notice, our Board of Directors may authorize redemption of all of the shares in any account in which there are fewer than 25 shares.

8    PERFORMANCE

We calculate our average annual total return for each Series for a given period by determining an annual compounded rate that would cause the hypothetical initial investment made on the first day of the period to equal the ending redeemable value. The calculation assumes for the period a $1,000 hypothetical initial investment in a Series, the reinvestment of all income and capital gains distributions on the reinvestment dates at the prices calculated as stated in the Prospectus, and a complete redemption at the end of the period to determine the ending redeemable value.

Further information about each Series performance will be in its annual report to shareholders which may be obtained without charge.

Underwriter and Investment Manager
Lord, Abbett & Co.
The General Motors Building
767 Fifth Avenue
New York, New York 10153-0203
212-848-1800


Custodian
The Bank of New York
48 Wall Street
New York, New York 10286


Transfer Agent and Dividend Disbursing Agent
United Missouri Bank of Kansas City, N.A.
Tenth and Grand
Kansas City, Missouri 64141

Shareholder Servicing Agent
DST Systems, Inc.
P.O. Box 419100
Kansas City, Missouri 64141
800-821-5129

Auditors
Deloitte & Touche LLP

LORD ABBETT
Statement of Additional Information                         February __, 1996

                                  Lord Abbett
                              Research Fund, Inc.

This Statement of Additional Information is not a Prospectus. A Prospectus may be obtained from your securities dealer or from Lord, Abbett & Co. ("Lord Abbett") at The General Motors Building, 767 Fifth Avenue, New York, New York 10153-0203. This Statement relates to, and should be read in conjunction with, the Prospectus dated February __, 1996.

Lord Abbett Research Fund, Inc. (sometimes referred to as the "Fund") was incorporated under Maryland law on April 6, 1992. The Fund's Board of Directors has authority to classify its shares of common stock into separate Series without further action by shareholders. To date, 50,000,000 shares of Large-Cap Series (formerly Series 1); 50,000,000 shares of Mid-Cap Series (formerly Lord Abbett Mid-Cap Research Fund) and 50,000 shares of a new Series - Small-Cap Series - have been designated by the Board of Directors. Although no present plans exist, further series may be added in the future. The Investment Company Act of 1940 (the "Act") requires that where more than one series exists, each series must be preferred over all other series with respect to assets specifically allocated to such series. Only Small-Cap and Mid-Cap Series (sometimes collectively referred to as the "Series" or "we" and sometimes individually as "Small-Cap Series", "Mid-Cap Series" or "each Series") are described in this Statement of Additional Information.

Rule 18f-2 under the Act provides that any matter required to be submitted by the provisions of the Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company, such as the Fund, shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Series affected by such matter. Rule 18f-2 further provides that a Series shall be deemed to be affected by a matter unless the interests of each Series in the matter are identical or the matter does not affect any interest of such Series. However, the Rule exempts from these separate voting requirements the selection of independent public accountants, the approval of principal distributing contracts and the election of directors.

Shareholder inquiries should be made by writing directly to the Fund or by calling 800-821-5129. In addition, you can make inquiries through Lord Abbett.

                      TABLE OF CONTENTS                  PAGE

             1. Investment Objectives and Policies        2
             2. Directors and Officers                    8
             3. Investment Advisory and Other Services    10
             4. Portfolio Transactions                    11
             5. Purchases, Redemptions
                 and Shareholder Services                 12
             6. Past Performance                          13
             7. Taxes                                     13
             8. Information About The Fund                14
             9. Financial Statements                      15

                                       1.
                       Investment Objectives and Policies


Fundamental Investment Restrictions. Each Series' investment objective and policies are described in the Prospectus under "How We Invest". In addition to those policies described in the Prospectus, each Series is subject to the following fundamental investment restrictions which cannot be changed for each Series without the approval of the holders of a majority of the Series' respective shares. Each Series may not: (1) borrow money (except that (i) each Series may borrow from banks (as defined in the Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) each Series may borrow up to an additional 5% of its total assets for temporary purposes, (iii) each Series may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) each Series may purchase securities on margin to the extent permitted by applicable law); (2) pledge its assets (other than to secure such borrowings or, to the extent permitted by each Series' investment policies as set forth in its prospectus and statement of additional information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies); (3) engage in the underwriting of securities except pursuant to a merger or acquisition or to the extent that in connection with the disposition of its portfolio securities it may be deemed to be an underwriter under federal securities laws; (4) make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, and except further that each Series may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in each Series' prospectus and statement of additional information, as they may be amended from time to time; (5) buy or sell real estate (except that each Series may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein), commodities or commodity contracts (except to the extent each Series may do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act as, for example, with futures contracts); (6) with respect to 75% of the gross assets of each Series, buy securities if the purchase would then cause it to (i) have more than 5% of its gross assets, at market value at the time of investment, invested in the securities of any one issuer except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or (ii) own more than 10% of the voting securities of any issuer; (7) invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry
(excluding securities of the U.S. Government, its agencies and instrumentalities);or (8) issue senior securities to the extent such issuance would violate applicable law.


With respect to the restrictions mentioned herein, compliance therewith will not be affected by change in the market value of portfolio securities but will be determined at the time of purchase or sale of such securities.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. In addition to those policies described in the Prospectus and the investment restrictions above which cannot be changed without shareholder approval, each Series also is subject to the following non-fundamental investment policies which may be changed by the Board of Directors without shareholder approval. Each Series may not: (1) make short sales of securities or maintain a short position except to the extent permitted by applicable law; (2) invest knowingly more than 15% of its net assets (at the time of investment) in illiquid securities (securities qualifying for resale under Rule 144A of the Securities Act of 1933 ("Rule 144A") that are determined by the Directors, or by Lord Abbett pursuant to delegated authority, to be liquid are considered liquid securities); (3) invest in securities issued by other investment companies as defined in the Act, except as permitted by the Act; (4) purchase securities of any issuer unless it or its predecessor has a record of three years' continuous operation, except that each Series may purchase securities of such issuers through subscription offers or other rights it receives as a security holder of companies offering such subscriptions or rights, and such purchases will then be limited in the aggregate to 5% of each Series' net assets at the time of investment; (5) hold securities of any issuer when more than 1/2 of 1% of the issuer's securities are owned beneficially by one or more of the Fund's officers or directors or by one or more partners of the Fund's underwriter or investment adviser if these owners in the aggregate own beneficially more than 5% of such securities; (6) invest in warrants, valued at the lower of cost or market, to exceed 5% of each Series' net assets, including warrants not listed on the New York or American Stock Exchange which may not exceed 2% of such net assets; or (7) invest in real estate limited partnership interests or interest in oil, gas or other mineral leases, or exploration or development programs, except that each Series may invest in securities issued by companies that engage in oil, gas or other mineral exploration or development activities.

INVESTMENT TECHNIQUES WHICH MAY BE USED BY EACH SERIES

LENDING OF PORTFOLIO SECURITIES. Although each Series has no current intention of doing so in the foreseeable future, each Series may seek to earn income by lending portfolio securities. Under present regulatory policies, such loans may be made to member firms of the New York Stock Exchange ("NYSE") and are required to be secured continuously by collateral consisting of cash, cash equivalents, or United States Treasury bills maintained in an amount at least equal to the market value of the securities loaned. Each Series will have the right to call a loan and obtain the securities loaned at any time upon five days' notice. During the existence of a loan a Series will receive the income earned on investment of collateral. The aggregate value of the securities loaned will not exceed 5% of the value of a Series' gross assets.

If a Series enters into repurchase agreements as provided in clause (4) above, it will do so only with those primary reporting dealers that report to the Federal Reserve Bank of New York and with the 100 largest United States commercial banks and the underlying securities purchased under the agreements will consist only of those securities in which the Series otherwise may invest.

FOREIGN CURRENCY HEDGING TECHNIQUES. Each Series may utilize various foreign currency hedging techniques described below, including forward foreign currency contracts and foreign currency put and call options.

FORWARD FOREIGN CURRENCY CONTRACTS. A forward foreign currency contract involves an obligation to purchase or sell a specific amount of a specific currency at a set price at a future date. Each Series expects to enter into forward foreign currency contracts in primarily two circumstances. First, when a Series enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale of the amount of foreign currency involved in the underlying security transaction, a Series will be able to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

Second, when management believes that the currency of a particular foreign country may suffer a decline against the U.S. dollar, a Series may enter into a forward contract to sell the amount of foreign currency approximating the value of some or all of the Series' portfolio securities denominated in such foreign currency or, in the alternative, the Series may use a cross-hedging technique whereby it sells another currency which the Series expects to decline in a similar way but which has a lower transaction cost. Precise matching of the forward contract amount and the value of the securities involved will not generally be possible since the future value of such securities denominated in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. Each Series does not intend to enter into such forward contracts under this second circumstance on a continuous basis.

FOREIGN CURRENCY PUT AND CALL OPTIONS. Each Series also may purchase foreign currency put options and write foreign currency call options on U.S. exchanges or U.S. over-the-counter markets. A put option gives a Series, upon payment of a premium, the right to sell a currency at the exercise price until the expiration of the option and serves to insure against adverse currency price movements in the underlying portfolio assets denominated in that currency.

Exchange-listed options markets in the United States include several major currencies, and trading may be thin and illiquid. A number of major investment firms trade unlisted options which are more flexible than exchange-listed options with respect to strike price and maturity date. Unlisted options generally are available in a wider range of currencies. Unlisted foreign currency options are generally less liquid than listed options and involve the credit risk associated with the individual issuer. Unlisted options, together with other illiquid securities, are subject to a limit of 15% of a Series' net assets.

A call option written by a Series gives the purchaser, upon payment of a premium, the right to purchase from the Series a currency at the exercise price until the expiration of the option. Each Series may write a call option on a foreign currency only in conjunction with a purchase of a put option on that currency. Such a strategy is designed to reduce the cost of downside currency protection by limiting currency appreciation potential. The face value of such writing may not exceed 90% of the value of the securities denominated in such currency invested in by a Series or in such cross currency (referred to above) to cover such call writing.

The Fund's custodian will segregate cash or liquid high-grade debt securities belonging to a Series in an amount not less than that required by SEC Release 10666 with respect to a Series' assets committed to (a) writing options, (b) forward foreign currency contracts and (c) cross hedges entered into by a Series. If the value of the securities segregated declines, additional cash or debt securities will be added on a daily basis (i.e., marked to market), so that the segregated amount will not be less than the amount of a Series' commitments with respect to such written options, forward foreign currency contracts and cross hedges.

LIMITATIONS ON SMALL-CAP SERIES' PURCHASE AND SALE OF STOCK OPTIONS, OPTIONS ON STOCK INDICES AND STOCK INDEX FUTURES


The Small-Cap Series may write put and call options on stocks only if they are covered, and such options must remain covered so long as the Small-Cap Series is obligated as a writer. The Small-Cap Series will not (a) write puts having aggregate exercise price greater than 25% of total net assets; or (b) purchase
(i) put options on stocks not held in the Small-Cap Series portfolio, (ii) put options on stock indices or (iii) call options on stocks or stock indices if, after any such purchase, the aggregate premiums paid for such options would exceed 20% of the Small Cap Series' total net assets.

SMALL CAP-SERIES' CALL OPTIONS ON STOCK. The Small-Cap Series may, from time to time, write call options on its portfolio securities. The Small-Cap Series may write only call options which are "covered," meaning that the Small-Cap Series either owns the underlying security or has an absolute and immediate right to acquire that security, without additional cash consideration, upon conversion or exchange of other securities currently held in its portfolio. In addition, the Small-Cap Series will not permit the call to become uncovered prior to the expiration of the option or termination through a closing purchase transaction as described below. If the Small-Cap Series writes a call option, the purchaser of the option has the right to buy (and the Small-Cap Series has the obligation to sell) the underlying security at the exercise price throughout the term of the option. The amount paid to the Small-Cap Series by the purchaser of the option is the "premium." The Small-Cap Series obligation to deliver the underlying security against payment of the exercise price would terminate either upon expiration of the option or earlier if the Small-Cap Series were to effect a "closing purchase transaction" through the purchase of an equivalent option on an exchange. There can be no assurance that a closing purchase transaction can be effected.

The Small-Cap Series would not be able to effect a closing purchase transaction after it had received notice of exercise. In order to write a call option, the Small-Cap Series is required to comply with the rules of The Options Clearing Corporation and the various exchanges with respect to collateral requirements. The Small-Cap Series may not purchase call options except in connection with a closing purchase transaction. It is possible that the cost of effecting a closing purchase transaction may be greater than the premium received by the Small-Cap Series for writing the option.

Generally, the Small-Cap Series intends to write listed covered call options during periods when it anticipates declines in the market values of portfolio securities because the premiums received may offset to some extent the decline in the Small-Cap Series net asset value occasioned by such declines in market value. Except as part of the "sell discipline" described below, the Small-Cap Series will generally not write listed covered call options when it anticipates that the market values of the Small-Cap Series' portfolio securities will increase.

One reason for the Small-Cap Series to write call options is as part of a "sell discipline." If the Small-Cap Series decides that a portfolio security would be overvalued and should be sold at a certain price higher than the current price, the Small-Cap Series could write an option on the stock at the higher price. Should the stock subsequently reach that price and the option be exercised, the Small-Cap Series would, in effect, have increased the selling price of that stock, which it would have sold at that price in any event, by the amount of the premium. In the event the market price of the stock declined and the option were not exercised, the premium would offset all or some portion of the decline. It is possible that the price of the stock could increase beyond the exercise price; in that event, the Small-Cap Series would forego the opportunity to sell the stock at that higher price.

In addition, call options may be used as part of a different strategy in connection with sales of portfolio securities. If, in the judgment of the Small-Cap Series, the market price of a stock is overvalued and it should be sold, the Small-Cap Series may elect to write a call option with an exercise price substantially below the current market price. As long as the value of the underlying security remains above the exercise price during the term of the option, the option will, in all probability, be exercised, in which case the Small-Cap Series will be required to sell the stock at the exercise price. If the sum of the premium and the exercise price exceeds the market price of the stock at the time the call option is written, the Small-Cap Series would, in effect, have increased the selling price of the stock. The Small-Cap Series would not write a call option in these circumstances if the sum of the premium and the exercise price were less than the current market price of the stock.

SMALL-CAP SERIES' PUT OPTIONS ON STOCK. The Small-Cap Series may also write listed put options. If the Small-Cap Series writes a put option, it is obligated to purchase a given security at a specified price at any time during the term of the option.

Writing listed put options is a useful portfolio investment strategy when the Small-Cap Series has cash or other reserves available for investment as a result of sales of Small-Cap Series shares or, more importantly, because the Fund management believes a more defensive and less fully invested position is desirable in light of market conditions. If the Small-Cap Series wishes to invest its cash or reserves in a particular security at a price lower than current market value, it may write a put option on that security at an exercise price which reflects the lower price it is willing to pay. The buyer of the put option generally will not exercise the option unless the market price of the underlying security declines to a price near or below the exercise price. If the Small-Cap Series writes a listed put, the price of the underlying stock declines and the option is exercised, the premium, net of transaction charges, will reduce the purchase price paid by the Small-Cap Series for the stock. The price of the stock may decline by an amount in excess of the premium, in which event the Small-Cap Series would have foregone an opportunity to purchase the stock at a lower price.

If, prior to the exercise of a put option, the Small-Cap Series determines that it no longer wishes to invest in the stock on which the put option had been written, the Small-Cap Series may be able to effect a closing purchase transaction on an exchange by purchasing a put option of the same series as the one which it has previously written. The cost of effecting a closing purchase transaction may be greater than the premium received on writing the put option and there is no guarantee that a closing purchase transaction can be effected.

At the time a put option is written, the Small-Cap Series will be required to establish, and will maintain until the put is exercised or has expired, a segregated account with its custodian consisting of cash, short-term U.S. Government securities or other high-grade short-term debt obligations equal in value to the amount the Small-Cap Series will be obligated to pay upon exercise of the put option.

SMALL- CAP SERIES' STOCK INDEX OPTIONS. Except as describe below, the Small-Cap Series will write call options on indices only if on such date it holds a portfolio of stocks at least equal to the value of the index times the multiplier times the number of contracts. When the Small-Cap Series writes a call option on a broadly-based stock market index, the Small-Cap Series will segregate or put into escrow with its Custodian, or pledge to a broker as collateral for the option, one or more "qualified securities" with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts.

If the Small-Cap Series has written an option on an industry or market segment index, it will segregate or put into escrow with its Custodian, or pledge to a broker as collateral for the option, at least ten "qualified securities," which are securities of an issuer in such industry or market segment, with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. Such securities will include stocks which represent at least 50% of the weighing of the industry or market segment index and will represent at least 50% of the Small-Cap Series holdings in that industry or market segment. No individual security will represent more than 25% of the amount so segregated, pledged or escrowed. If at the close of business on any day the market value of such qualified securities so segregated, escrowed or pledged falls below 100% of the current index value times the multiplier times the number of contracts, the Small-Cap Series will so segregate, escrow or pledge an amount in cash, Treasury bills or other high-grade short-term obligations equal in value to the difference. In addition, when the Small-Cap Series writes a call on an index which is in-the-money at the time the call is written, the Small-Cap Series will segregate with its Custodian or pledge to the broker as collateral cash, short term U.S. Government securities or other high-grade short-term debt obligations equal in value to the amount by which the call is in-the-money times the multiplier times the number of contracts. Any amount segregated pursuant to the foregoing sentence may be applied to the Small-Cap Series' obligation to segregate additional amounts in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts. A "qualified security" is an equity security which is listed on a national securities exchange or listed on the National Association of Securities Dealers Automated Quotation System against which the Small-Cap Series has not written a stock call option and which has not been hedged by the Small-Cap Series by the sale of stock index futures. However, if the Small-Cap Series holds a call on the same index as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by the Small-Cap Series in cash, treasury bills or other high-grade short-term obligations in a segregated account with its Custodian, it will not be subject to the requirements describe in this paragraph.

SMALL-CAP SERIES' STOCK INDEX FUTURES. The Small-Cap Series will engage in transactions in stock index futures contracts as a hedge against changes resulting from market conditions in the values of securities which are held in the Small-Cap Series' portfolio or which it intends to purchase. The Small-Cap Series will engage in such transactions when they are economically appropriate for the reduction of risks inherent in the ongoing management of the Small-Cap Series. The Small-Cap Series may not purchase or sell stock index futures if, immediately thereafter, more than one-third of its net assets would be hedged and, in addition, except as described above in the case of a call written and held on the same index, will write call options on indices or sell stock index futures only if the amount resulting from the multiplication of the then current level of the index (or indices) upon which the option or future contract(s) is based, the applicable multiplier(s), and the number of futures or options contracts which would be outstanding, would not exceed one-third of the value of the Small-Cap Series' net assets. In instances involving the purchase of stock index futures contracts by the Small-Cap Series', an mount of cash, short-term U.S. Government securities or other high-grade short-term debt obligations, equal to the market value of the futures contracts, will be deposited in a segregated account with the Small-Cap Series Custodian and/or in a margin account with a broker to collateralize the position and thereby insure that the use of such futures is unleveraged.

Under regulations of the Commodity Exchange Act, investment companies registered under the Investment Company Act of 1940 as amended (the Investment Company
Act), are exempt from the definition of "commodity pool operator," provided all of the Small-Cap Series' commodity futures or commodity options transactions constitute bona fide hedging transactions within the meaning of the CFTC's regulations. The Small-Cap Series will use stock index futures and options on futures as described herein in a manner consistent with this requirement.

SMALL-CAP SERIES' RISKS OF TRANSACTIONS IN STOCK OPTIONS. Writing options involves the risk that there will be no market in which to effect a closing transaction. An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Small-Cap Series will generally write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange may exist. If the Small-Cap Series as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. Small-Cap Series' Risks of Options on Indices. The Small-Cap Series' purchase and sale of options on indices will be subject to risks described above under "Small-Cap Series' Risk of Transactions in Stock Options." In addition, the distinctive characteristics of options on indices create certain risks that are not present with stock options.

Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Small-Cap Series will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of stock prices in the stock market generally or in an industry or market segment rather than movements in the price of a particular stock. Accordingly, successful use by the Small-Cap Series of options on indices would be subject to the investment adviser's ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading in the index option also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this occurred, the Small-Cap Series would not be able to close out options which it had purchased or written and, if restrictions on exercise were imposed, may be unable to exercise an option it holds, which could result in substantial losses to the Small-Cap Series. It is the Small-Cap Series' policy to purchase or write options only on indices which include a number of stocks sufficient to minimize the likelihood of a trading halt in the index.

Trading in index options commenced in April 1983 with the S&P 100 option (formerly called the CBOE 100). Since that time a number of additional index option contracts have been introduced including options on industry indices. Although the markets for certain index option contracts have developed rapidly, the markets for other index options are still relatively illiquid. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop in all index option contracts. The Small-Cap Series will not purchase or sell any index option contract unless and until, in Small-Cap Series' opinion, the market for such options has developed sufficiently that such risk in connection with such transactions in no greater than such risk in connection with options on stocks.

SMALL-CAP SERIES' SPECIAL RISKS OF WRITING CALLS ON INDICES. Because exercises of index options are settled in cash, a call writer such as the Small-Cap Series cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific stocks, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. However, the Small-Cap Series will write call options on indices only under the circumstances described above under "Limitations on Small-Cap Series' Purchase and Sale of Stock Options, Options on Stock Indices, Stock Index Futures and Options on Stock Index Futures."

Price movements in the Small-Cap Series' portfolio probably will not correlate precisely with movements in the level of the index and, therefore, the Small-Cap Series bears the risk that the price of the securities held by the Small-Cap Series may not increase as much as the index. In such event the Small-Cap Series would bear a loss on the call which is not completely offset by movements in the price of the Small-Cap Series' portfolio. It is also possible that the index may rise when the Small-Cap Series' portfolio of stocks does not rise. If this occurred, the Small-Cap Series would experience a loss on the call which is not offset by an increase in the value of its portfolio and might also experience a loss in its portfolio. However, because the value of a diversified portfolio will, over time, tend to move in the same direction as the market, movements in the value of the Small-Cap Series in the opposite direction as the market would be likely to occur for only a short period or to a small degree.

Unless the Small-Cap Series has other liquid assets which are sufficient to satisfy the exercise of a call, the Small-Cap Series would be required to liquidate portfolio securities in order to satisfy the exercise. Because an exercise must be settled within hours after receiving the notice of exercise, if the Small-Cap Series fails to anticipate an exercise, it may have to borrow (in amounts not exceeding 20% of the Small-Cap Series' total assets) pending settlement of the sale of securities in its portfolio and would incur interest charges thereon.

When the Small-Cap Series has written a call, there is also a risk that the market may decline between the time the Small-Cap Series is able to sell stocks in its portfolio. As with stock options, the Small-Cap Series will not learn that an index option has been exercised until the day following the exercise date but, unlike a call on stock where the Small-Cap Series would be able to deliver the underlying securities in settlement, the Small-Cap Series may have to sell part of its stock portfolio in order to make settlement in cash, and the price of such stocks might decline before they can be sold. This timing risk makes certain strategies involving more than one option substantially more risky with index options than with stock options. For example, even if an index call which the Small-Cap Series has written is "covered" by an index call held by the Small-Cap Series with the same strike price, the Small-Cap Series will bear the risk that the level of the index may decline between the close of trading on the date the exercise notice is filed with the clearing corporation and the close of trading on the date the Small-Cap Series exercises the call it holds or the time the Small-Cap Series sells the call which in either case would occur no earlier than the day following the day the exercise notice was filed.

SMALL-CAP SERIES' SPECIAL RISKS OF PURCHASING PUTS AND CALLS ON INDICES. If the Small-Cap Series holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercised option to fall out-of-the-money, the Small-Cap Series will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiple) to the assigned writer. Although the Small-Cap Series may be able to minimize this risk by withholding exercise instructions until just before the daily cut off time or by selling rather than exercising an option when the index level is close to the exercise price it may not be possible to eliminate this risk entirely because the cut off times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.


                                       2.
                             Directors and Officers

The following directors are partners of Lord Abbett, The General Motors Building, 767 Fifth Avenue, New York, New York 10153-0203. They have been associated with Lord Abbett for over five years and are also officers and/or directors or trustees of the fifteen other Lord Abbett-sponsored funds. They are "interested persons" as defined in the Investment Company Act of 1940 (the "Act") as amended, and as such , may be considered to have an indirect financial interest in the Rule 12b-1 Plan described in the Prospectus.

Ronald P. Lynch, age 60, Chairman and President
Robert S. Dow, age 50, President
Thomas S. Henderson, age 64, Vice President

The following outside directors are also directors or trustees of the fifteen other Lord Abbett-sponsored funds referred to above.

E. Thayer Bigelow
Time Warner Cable
300 First Stamford Place
Stamford, Connecticut

President and Chief Executive Officer of Time Warner Cable Programming, Inc. Formerly President and Chief Operating Officer of Home Box Office, Inc. Age 54.

Stewart S. Dixon
Wildman, Harrold, Allen & Dixon
225 W. Wacker Drive (Suite 2800)
Chicago, Illinois

Partner in the law firm of Wildman, Harrold, Allen & Dixon. Age 65.

John C. Jansing
162 S. Beach Road
Hobe Sound, Florida

Retired. Former Chairman of Independent Election Corporation of America, a proxy tabulating firm. Age 70.

C. Alan MacDonald
The Marketing Partnership, Inc.
27 Signal Road
Stamford, Connecticut

General Partner, The Marketing Partnership, Inc., a full service marketing consulting firm that specializes in strategic planning and customer-specific marketing. Formerly Acquisition Consultant, The Noel Group, a private consulting firm (1994). Formerly Chairman and Chief Executive Officer of Lincoln Foods,

Inc., manufacturer of branded snack foods (1992-1994). Formerly President and Chief Executive Officer of Nestle Foods Corporation, a subsidiary of Nestle S.A. (Switzerland). Age 62.

Hansel B. Millican, Jr.
Rochester Button Company
1100 Noblin Avenue
South Boston, Virginia

President and Chief Executive Officer of Rochester Button Company.  Age 67.

Thomas J. Neff
Spencer Stuart & Associates
277 Park Avenue
New York, New York

President of Spencer Stuart & Associates, an executive search consulting firm. Age 58.

Neither the outside directors nor the directors of the Fund associated with Lord Abbett nor the officers of the Fund received any compensation from the Fund nor participated in any retirement plan for acting as a director or officer of the Fund. The third and fourth columns set forth information with respect to the retirement plan for outside directors maintained by the other Lord Abbett-sponsored funds. The fifth column sets forth the total compensation payable by such funds to the outside directors.



                  For the Fiscal Year Ended November 30, 1995
----------------------------------------------------------------------------------------
         (1)                  (2)                  (3)                    (4)                      (5)
                                                                      Estimated Annual       For Year Ended
                                               Pension or             Benefits Upon          December 31, 1995
                                               Retirement Benefits    Retirement Proposed    Total Compensation
                           Aggregate           Accrued by the         to be Paid by the      Accrued by the
                           Compensation        Fifteen Other Lord     Fifteen Other          Fifteen Other Lord
                           Accrued by          Abbett-sponsored       Lord Abbett-           Abbett-sponsored
Name of Director           the Fund1           Funds                  sponsored Funds2       Funds3
----------------           -------------       -----                  -------------------    ---------------------
E. Thayer Bigelow4         none                $                      $                      $
Stewart S. Dixon4          none                $                      $                      $
John C. Jansing4           none                $                      $                      $
C. Alan MacDonald4         none                $                      $                      $
Hansel B. Millican, Jr.4   none                $                      $                      $
Thomas J. Neff4            none                $                      $                      $


1. The Fund paid no fees to outside directors. However, outside directors' fees paid by each other Lord Abbett-sponsored fund, including attendance fees for board and committee meetings, are allocated among all other Lord Abbett-sponsored funds based on net assets of each fund. Fees payable by each other Lord Abbett-sponsored fund to its outside directors are being deferred under a plan that deems the deferred amounts to be invested in shares of each fund for later distribution to the directors.

2. The Fund has no retirement plan for outside directors. However, each other Lord Abbett-sponsored fund has a retirement plan providing that outside directors will receive annual retirement benefits for life equal to 80% of their final annual retainers following retirement at or after age 72 with at least 10 years of service. Each plan also provides for a reduced benefit upon early retirement under certain circumstances, a pre-retirement death benefit and actuarially reduced joint-and-survivor spousal benefits. The amounts stated would be payable annually under such retirement plans if the director were to retire at age 72 and the annual retainers payable by such funds were the same as they are today. The amounts accrued in column 3 were accrued by the other Lord Abbett-sponsored funds during the fiscal year ended November 30, 1995 with respect to the retirement benefits in column 4.


3. This column shows aggregate compensation, including director's fees and attendance fees for board and committee meetings, of a nature referred to in footnote one, accrued by the other Lord Abbett-sponsored funds during the year ended December 31, 1995.

4. Messrs. Bigelow, Dixon, Jansing and MacDonald, outside directors, and Messrs. Dow and Henderson, inside directors, were elected as directors of the Fund on __________ _____, 1996. Messrs. Millican and Neff, outside directors, and Mr. Lynch, inside director, have been Fund directors since its inception.


Except where indicated, the following executive officers of the Fund have been associated with Lord Abbett for over five years. Of the following, Messrs. Allen, Carper, Cutler, Dow, Henderson, Morris, Nordberg and Walsh are partners of Lord Abbett; the others are employees: William T. Hudson, age 53, Executive Vice President; Kenneth B. Cutler, age 63, Vice President and Secretary; Stephen
I. Allen, age 41; Daniel E. Carper, age 43; Robert S. Dow, age 50; Thomas S. Henderson, age 63; Robert G. Morris, age 51, E. Wayne Nordberg, age 57; John J. Gargana, Jr., age 63; Paul A. Hilstad, age 53 (with Lord Abbett since 1995 - formerly Senior Vice President and General Counsel of American Capital Management & Research, Inc.); Thomas F. Konop, age 53; Victor W. Pizzolato, age 62; John J. Walsh, age 58, Vice Presidents; and Keith F. O'Connor, age 40, Treasurer.


The Fund's By-Laws provide that the Fund shall not hold an annual meeting of its stockholders in any year unless one or more matters are required to be acted on by stockholders under the Investment Company Act of 1940, as amended (the
"Act"), or unless called by a majority of the Board of Directors or by stockholders holding at least one quarter of the stock of the Fund outstanding and entitled to vote at the meeting. When any such annual meeting is held, the stockholders will elect directors and vote on the approval of the independent auditors of the Fund.


As of January 1, 1996 our officers and directors as a group owned less than _____% of our outstanding shares.


                                       3.
                     Investment Advisory and Other Services


As described under "Our Management" in the Prospectus, Lord Abbett is the Fund's investment manager. The nine general partners of Lord Abbett, all of whom are officers and/or directors of the Fund, are: Stephen I. Allen, Daniel E. Carper, Kenneth B. Cutler, Robert S. Dow, Thomas S. Henderson, Ronald P. Lynch, Robert
G. Morris, E. Wayne Nordberg and John J. Walsh. The address of each partner is The General Motors Building, 767 Fifth Avenue, New York, New York 10153-0203.

The services performed by Lord Abbett are described under "Our Management" in the Prospectus. Under the Management Agreement, each of us is obligated to pay Lord Abbett a monthly fee, based on average daily net assets for each month, at the annual rate of .75 of 1% of each Series' average daily net assets. For the period from August 1, 1995 (commencement of operations) through November 30, 1995, this management fee was waived by Lord Abbett with respect to the Mid-Cap Series and, except for this waiver, would have amounted to $______.

Each of us is obligated to pay all expenses not expressly assumed by Lord Abbett, including, without limitation, 12b-1 expenses, outside directors' fees and expenses, association membership dues, legal and auditing fees, taxes, transfer and dividend disbursing agent fees, shareholder servicing costs, expenses relating to shareholder meetings, expenses of preparing, printing and mailing stock certificates and shareholder reports, expenses of registering each Series' shares under federal and state securities laws, expenses of preparing, printing and mailing prospectuses to existing shareholders, insurance premiums, brokerage and other expenses connected with executing portfolio transactions. For the period from August 1, 1995 (commencement of operations) through November 30, 1995, Lord Abbett, although not obligated to, voluntarily assumed the above-mentioned expenses which, if not so assumed, would have amounted to $_________ with respect to the Mid-Cap Series.


Deloitte & Touche LLP, Two World Financial Center, New York, New York 10281 are the independent auditors of the Fund and must be approved at least annually by our Board of Directors to continue in such capacity. They perform audit services for the Fund including the examination of financial statements included in our annual report to shareholders.

The Bank of New York ("BONY"), 48 Wall Street, New York, New York, is the Fund's custodian. In accordance with the requirements of Rule 17f-5, the Fund's directors have approved arrangements permitting the Fund's foreign assets not held by BONY or its foreign branches to be held by certain qualified foreign banks and depositories.


                                       4.
                             Portfolio Transactions

Our policy is to obtain best execution on all our portfolio transactions, which means that we seek to have purchases and sales of portfolio securities executed at the most favorable prices, considering all costs of the transaction including brokerage commissions and dealer markups and markdowns and taking into account the full range and quality of the brokers' services. Consistent with obtaining best execution, we pay a commission rate determined to attract the services we require, as described below. That rate may be higher or lower than other brokers might charge on the same transactions. Our policy with respect to best execution governs the selection of brokers or dealers and the market in which the transaction is executed. To the extent permitted by law, we may, if considered advantageous, make a purchase from or sale to another Lord Abbett-sponsored fund without the intervention of any broker-dealer.

Broker-dealers are selected on the basis of their professional capability and the value and quality of their brokerage and research services. Normally, the selection is made by traders who are officers of the Fund and also are employees of Lord Abbett. These traders do the trading as well for other accounts -- investment companies (of which they are also officers) and other investment clients -- managed by Lord Abbett. They are responsible for obtaining best execution.

We pay a commission rate that we believe is appropriate to give maximum assurance that our brokers will provide us, on a continuing basis, the highest level of brokerage services available. While we do not always seek the lowest possible commissions on particular trades, we believe that our commission rates are in line with the rates that many other institutions pay. Our traders are authorized to pay brokerage commissions in excess of those that other brokers might accept on the same transactions in recognition of the value of the services performed by the executing brokers, viewed in terms of either the particular transaction or the overall responsibilities of Lord Abbett with respect to us and the other accounts they manage. Such services include showing us trading opportunities in a timely manner, including blocks, a willingness and ability to take positions in securities, knowledge of a particular security or market proven ability to handle a particular type of trade, confidential treatment, promptness and reliability.

Some of these brokers also provide research services at least some of which are useful to Lord Abbett in their overall responsibilities with respect to us and the other accounts they manage. Research includes the furnishing of analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts and trading equipment and computer software packages, acquired from third-party suppliers, that enable Lord Abbett to access various information bases. Such services may be used by Lord Abbett in servicing all their accounts, and not all of such services will necessarily be used by Lord Abbett in connection with their management of the Fund; conversely, such services furnished in connection with brokerage on other accounts managed by Lord Abbett may be used in connection with their management of the Fund, and not all of such services will necessarily be used by Lord Abbett in connection with their advisory services to such other accounts. We have been advised by Lord Abbett that research services received from brokers cannot be allocated to any particular account, are not a substitute for Lord Abbett's services but are supplemental to their own research effort and when utilized, are subject to internal analysis before being incorporated by Lord Abbett into their investment process. As a practical matter, it would not be possible for Lord Abbett to generate all of the information presently provided by brokers. While receipt of research services from brokerage firms has not reduced Lord Abbett's normal research activities, the expenses of Lord Abbett could be materially increased if it attempted to generate such additional information through its own staff and purchased such equipment and software packages directly from the suppliers.

No commitments are made regarding the allocation of brokerage business to or among brokers, and trades are executed only when they are dictated by investment decisions of the Fund to purchase or sell portfolio securities.

If two or more broker-dealers are considered capable of offering the equivalent likelihood of best execution, the broker-dealer who has sold our shares and/or shares of other Lord Abbett-sponsored funds may be preferred.

If other clients of Lord Abbett buy or sell the same security at the same time as we do, transactions will, to the extent practicable, be allocated among all participating accounts in proportion to the amount of each order and will be executed daily until filled so that each account shares the average price and commission cost of each day. Other clients who direct that their brokerage business be placed with specific brokers or who invest through wrap accounts introduced to Lord Abbett by certain brokers may not participate with us in the buying and selling of the same securities as described above. If these clients wish to buy or sell the same security as we do, they may have their transactions executed at times different from our transactions and thus may not receive the same price or incur the same commission cost as we do.

We will not seek "reciprocal" dealer business (for the purpose of applying commissions in whole or in part for our benefit or otherwise) from dealers as consideration for the direction to therm of portfolio business.

If we tender portfolio securities pursuant to a cash tender offer, we will seek to recapture any fees or commissions involved by designating Lord Abbett our agent so that the fees may be passed back to us. As other legally permissible opportunities come to our attention for the direct or indirect recapture by us of brokerage commissions or similar fees paid on portfolio transactions, our directors will determine whether we should or should not seek such recapture.


For the period from August 1, 1995 (commencement of operations) through November 30, 1995, we paid total commissions to independent broker-dealers of $_________ with respect to the Mid-Cap Series.


                                       5.
                             Purchases, Redemptions
                            and Shareholder Services

Information  concerning  how we value our shares for the purchase and redemption
of  our  shares  is  contained  in  the   Prospectus   under   "Purchases"   and
"Redemptions", respectively.

As disclosed in the Prospectus, we calculate our net asset value as of the close of the New York Stock Exchange ("NYSE") on each day is a day that the NYSE is open for trading by dividing our total net assets by the number of shares outstanding at the time of calculation. The NYSE is closed on Saturdays and Sundays and the following holidays -- New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

The Fund values its portfolio securities at market value as of the close of the NYSE. Market value will be determined as follows: securities listed or admitted to trading privileges on the New York or American Stock Exchange or on the NASDAQ National Market System are valued at the last sales price, or, if there is no sale on that day, at the mean between the last bid and asked prices, or, in the case of bonds, in the over-the-counter market if, in the judgment of the Fund's officers, that market more accurately reflects the market value of the bonds. Over-the-counter securities not traded on the NASDAQ National Market System are valued at the mean between the last bid and asked prices. Securities for which market quotations are not available are valued at fair market value under procedures approved by the Board of Directors.


The maximum offering price of our shares on February ____, 1996 was computed as follows (assuming no sales charge currently in effect):

                                       Small-Cap Series        Mid-Cap Series

Maximum offering price per share
is equal to the net asset value
per share (net assets divided by
shares outstanding).....................$10.00                  $_________

The Fund has entered into a distribution agreement with Lord Abbett under which Lord Abbett is obligated to use its best efforts to find purchasers for the shares of the Fund and to make reasonable efforts to sell the Series' shares so long as, in Lord Abbett's judgment, a substantial distribution can be obtained by reasonable efforts.

As stated in the Prospectus, our shares may be purchased at net asset value only by directors (trustees) of the Lord Abbett-sponsored funds, partners and employees of Lord Abbett, and spouses and other family members of such directors (trustees), partners and employees.

The right to redeem and receive payment, as described in the Prospectus, may be suspended if the NYSE is closed (except for weekends or customary holidays), trading on the NYSE is restricted or the Securities and Exchange Commission deems an emergency to exist.

Our Board of Directors may authorize redemption of all of the shares in any account in which there are fewer than 25 shares. Before authorizing such redemption, the Board must determine that it is in our economic best interest or necessary to reduce disproportionately burdensome expenses in servicing shareholder accounts. At least 60 days' prior written notice will be given before any such redemption, during which time shareholders may avoid redemption by bringing their accounts up to the minimum set by the Board.

                                       6.
                                Past Performance

The Fund computes the average annual compounded rate of total return during specified periods that would equate the initial amount invested to the ending redeemable value of such investment by adding one to the computed average annual total return, raising the sum to a power equal to the number of years covered by the computation and multiplying the result by one thousand dollars, which represents a hypothetical initial investment. The calculation assumes deduction of the maximum sales charge from the initial amount invested (in this case there is no sales charge) and reinvestment of all income dividends and capital gains distributions on the reinvestment dates at prices calculated as stated in the Prospectus. The ending redeemable value is determined by assuming a complete redemption at the end of the period(s) covered by the average annual total return computation.

These figures represent past performance, and an investor should be aware that the investment return and principal value of a Fund investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Therefore, there is no assurance that this performance will be repeated in the future.

                                       7.
                                     Taxes

The value of any shares redeemed by the Fund or otherwise sold may be more or less than your tax basis in the shares at the time the redemption or sale is made. Any gain or loss generally will be taxable for federal income tax purposes. Any loss realized on the sale or redemption of Fund shares which you have held for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any capital gains distributions which you received with respect to such shares. Losses on the sale of stock or securities are not deductible if, within a period beginning 30 days before the date of the sale and ending 30 days after the date of sale, the taxpayer acquires stock or securities that are substantially identical.

The writing of call options and other investment techniques and practices which the Fund may utilize, as described above under "Investment Objectives and Policies," may create "straddles" for United States federal income tax purposes and may affect the character and timing of the recognition of gains and losses by the Fund. Such transactions may increase the amount of short-term capital gain realized by the Fund, which is taxed as ordinary income when distributed to shareholders. Limitations imposed by the Internal Revenue Code on regulated investment companies may restrict the Fund's ability to engage in transactions in options. See "Small-Cap Series" below for more information.

As described in the Prospectus under "How We Invest - Risk Factors," the Fund may be subject to foreign withholding taxes which would reduce the yield on its investments. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is expected that Fund shareholders who are subject to United States federal income tax will not be entitled to claim a federal income tax credit or deduction for foreign income taxes paid by the Fund.

The Fund will be subject to a 4% non-deductible excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with a calendar-year distribution requirement. The Fund intends to distribute to shareholders each year an amount adequate to avoid the imposition of such excise tax. Dividends paid by the Fund will qualify for the dividends-received deduction for corporations to the extent they are derived from dividends paid by domestic corporations.

Gains and losses realized by the Fund on certain transactions, including sales of foreign debt securities and certain transactions involving foreign currency, will be treated as ordinary income or loss for federal income tax purposes to the extent, if any, that such gains or losses are attributable to changes in exchange rates for foreign currencies. Accordingly, distributions taxable as ordinary income will include the net amount, if any, of such foreign exchange gains and will be reduced by the net amount, if any, of such foreign exchange losses.

If the Fund purchases  shares in certain  foreign  investment  entities,  called
"passive foreign investment companies," it may be subject to United States federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares, even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on either the Fund or its shareholders in respect of deferred taxes arising from such distributions or gains.

If the Fund were to invest in a passive foreign investment company with respect to which the Fund elected to make a "qualified electing fund" election, in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if such amount were not distributed to the Fund.

SMALL-CAP SERIES. Gains or losses on sales of securities by the Small-Cap Series will be long-term capital gains or losses if the securities have been held by it for more than one year, except in certain cases where the Small-Cap Series acquires a put or writes a call thereon or otherwise holds an offsetting position with respect to the securities. Other gains or losses on the sale of securities will be short-term capital gains or losses. If an option written by the Small-Cap Series lapses or is terminated through a closing transaction, such as a repurchase by the Small-Cap Series of the option from its holder, the Small-Cap Series will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Small-Cap Series in the closing transaction. If securities are sold by the Small-Cap Series pursuant to the exercise of a call option written by it, the Small-Cap Series will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by the Small-Cap Series pursuant to the exercise of a put option written by it, the Small-Cap Series will subtract the premium received from its cost basis in the securities purchased. The requirement that the Small-Cap Series derive less than 30% of its gross income from gains from the sale of securities held for less than three months may limit the Small-Cap Series' ability to write options.

Certain futures contracts and certain listed options held by the Small-Cap Series will be required to be "marked to market" for federal income tax purpose, i.e., treated as having been sold at their fair market value on the last day of the Small-Cap Series' taxable year (referred to as Section 1256 Contracts). 60% of any gain or loss recognized on actual or deemed sales of such Section 1256 Contracts will be treated as long-term capital gain or loss, and 40% of such gain or loss will be treated as short-term capital gain or loss. The Small-Cap Series may be required to defer the recognition of losses on securities and options and futures contracts to the extent of any recognized gain on offsetting positions held by the Small-Cap Series.


                                       8.
                           Information About the Fund

The directors, trustees and officers of Lord Abbett-sponsored mutual funds, together with the partners and employees of Lord Abbett, are permitted to purchase and sell securities for their personal investment accounts. In engaging in personal securities transactions, however, such persons are subject to requirements and restrictions contained in the Fund's Code of Ethics which complies, in substance, with each of the recommendations of the Investment Company Institute's Advisory Group on Personal Investing. Among other things, the Code requires that Lord Abbett partners and employees obtain advance approval before buying or selling securities, submit confirmations and quarterly transaction reports, and obtain approval before becoming a director of any company; and it prohibits such persons from investing in a security 7 days before or after any Lord Abbett-sponsored fund or Lord Abbett-managed account considers a trade or trades in such G1 security, prohibiting profiting on trades of the same security within 60 days and trading on material and non-public information. The Code imposes certain similar requirements and restrictions on the independent directors and trustees of each Lord Abbett-sponsored mutual fund to the extent contemplated by the recommendations of such Advisory Group.

                                       9.
                              Financial Statements


The financial statements with respect to the Mid-Cap Series for the period from August 1, 1995 (commencement of operations) through November 30, 1995 and the report of Deloitte & Touche LLP, independent auditors, on such financial statements contained in the 1995 Annual Report to Shareholders of Lord Abbett Research Fund, Inc. are incorporated herein by reference to such financial statements and report in reliance upon the authority of Deloitte & Touche LLP as experts in auditing and accounting.

PART C   OTHER INFORMATION

Item 24.      Financial Statements and Exhibits

                  (a) Financial Statements


                         Part A - Financial  Highlights  for the Mid-Cap  Series
                         for  the  period  August  1,  1995   (commencement   of
                         operations) to November 30, 1995.*****

                         Part B - Statement of Net Assets for the Mid-Cap Series at November 30, 1995.***** Statement of Operations for the Mid-Cap Series for the period August 1, 1995 (commencement of operations) to November 30, 1995.***** Statement of Changes in Net Assets for the Mid-Cap Series for the period August 1, 1995 (commencement of operations) to November 30, 1995. *****


                  (b)  Exhibits -

                       99.B1   Articles of Incorporation*
                       99.B2   By-Laws*
                       99.B5   Management Agreement between Registrant and Lord,
                               Abbett & Co.*
                       99.B6   Form of Distribution Agreement between Registrant
                               and Lord, Abbett & Co.*
                       99.B7   Retirement Plan for Non-interested Person
                               Directors and Trustees of Lord Abbett Funds.***
                       99.B8   Global Custody Agreement*
                       99.B9   Agreement between Registrant and Transfer Agent*
                       99.B10  Opinion and Consent of Counsel*
                       99.B11  Consent of Deloitte & Touche LLP*****
                       99.B13  Subscription Agreement*
                       99.B14  Lord Abbett Prototype Retirements Plans****
                               (1)  401(k)
                               (2)  IRA
                               (3)  403(b)
                               (4)  Profit-Sharing, and
                               (5)  Money Purchases
                       99.B15 Form of Rule 12b-1 Plan (Large-Cap Series only) * 99.B17 Financial Data Schedule Under Rule 483*****

       *     Previously filed
       **    Filed herewith.
       ***   Incorporated by reference to Post-Effective Amendment No. 7 to the
             Registration Statement (on Form N1-A) of Lord Abbett Equity Fund
             (File No. 811-6033).
       ****  Incorporated by reference to Post-Effective Amendment No. 6 to the
             Registration Statement (on Form N1-A) of Lord Abbett Securities
             Trust (File No. 811-7538).
       ***** To be filed.

Exhibit items from Form N-1A not mentioned are not applicable.

Item 25.          Person Controlled by or Under Common Control with Registrant

                  None.

Item 26.          Number of Record Holders of Securities

                   As of November 30, 1995 the number of record holders of shares of Mid-Cap Series 51 and Small-Cap Series - zero.

Item 27.          Indemnification

                   Registrant is incorporated under the laws of the State of Maryland and is subject to Section 2-418 of the Corporations and Associations Article of the Annotated Code of the State of Maryland controlling the indemnification of directors and officers. Since Registrant has its executive offices in the State of New York, and is qualified as a foreign corporation doing business in such State, the persons covered by the foregoing statute may also be entitled to and subject to the limitations of the indemnification provisions of Section 721-727 of the New York Business Corporation Law.

                   The general effect of these statutes is to protect officers, directors and employees of Registrant against legal liability and expenses incurred by reason of their positions with the Registrant. The statutes provide for indemnification for liability for proceedings not brought on behalf of the corporation and for those brought on behalf of the corporation, and in each case place conditions under which indemnification will be permitted, including requirements that the officer, director or employee acted in good faith. Under certain conditions, payment of expenses in advance of final disposition may be permitted. The By-Laws of Registrant, without limiting the authority of Registrant to indemnify any of its officers, employees or agents to the extent consistent with applicable law, makes the indemnification of its directors mandatory subject only to the conditions and limitations imposed by the above-mentioned
                   Section  2-418  of  Maryland  Law  and by the  provisions  of
                   Section 17(h) of the Investment Company Act of 1940 as interpreted and required to be implemented by SEC Release No. IC-11330 of September 4, 1980.

                   In referring in its By-Laws to, and making indemnification of directors subject to the conditions and limitations of, both
                   Section 2-418 of the Maryland Law and Section 17(h) of the Investment Company Act of 1940, Registrant intends that conditions and limitations on the extent of the indemnification of directors imposed by the provisions of either Section 2-418 or Section 17(h) shall apply and that any inconsistency between the two will be resolved by applying the provisions of said Section 17(h) if the condition or limitation imposed by Section 17(h) is the more stringent. In referring in its By-Laws to SEC Release No. IC-11330 as the source for interpretation and implementation of said Section 17(h), Registrant understands that it would be required under its By-Laws to use reasonable and fair means in determining whether indemnification of a director should be made and undertakes to use either (1) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified ("indemnitee") was not liable to Registrant or to its security holders by reason of willful malfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office ("disabling conduct") or (2) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of such disabling conduct, by (a) the vote of a majority of a quorum of directors who are neither "interested persons" (as defined in the 1940 Act) of Registrant nor parties to the proceeding, or
                   (b) an independent legal counsel in a written opinion. Also, Registrant will make advances of attorneys' fees or other expenses incurred by a director in his defense only if (in addition to his undertaking to repay the advance if he is not ultimately entitled to indemnification) (1) the indemnitee provides a security for his undertaking, (2) Registrant shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of the non-interested, non-party directors of Registrant, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts, that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

                           Insofar  as  indemnification  for  liability  arising
                   under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expense incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 28.          Business and Other Connections of Investment Adviser

                   Lord, Abbett & Co. acts as investment advisor for seventeen, other open-end investment companies (of which it is principal underwriter for fifteen), and as investment adviser to approximately 5,100 private accounts. Other than acting as directors and/or officers of open-end investment companies managed by Lord, Abbett & Co., none of Lord, Abbett & Co.'s partners has, in the past two fiscal years, engaged in any other business, profession, vocation or employment of a substantial nature for his own account or in the capacity of director, officer, employee, partner or trustee of any entity except as follows:

                  John J. Walsh
                  Trustee
                  The Brooklyn Hospital Center
                  100 Parkside Avenue
                  Brooklyn, N.Y.

Item 29.          Principal Underwriter

             (a)  Affiliated Fund, Inc.
                  Lord Abbett U. S. Government Securities Fund, Inc. Lord Abbett Bond-Debenture Fund, Inc.
                  Lord Abbett Value Appreciation Fund, Inc.
                  Lord Abbett Developing Growth Fund, Inc.
                  Lord Abbett Tax-Free Income Fund, Inc.
                  Lord Abbett California Tax-Free Income Fund, Inc. Lord Abbett Fundamental Value Fund, Inc.
                  Lord Abbett Global Fund, Inc.
                  Lord Abbett U. S. Government Securities Money Market
                   Fund, Inc.
                  Lord Abbett Series Fund, Inc.
                  Lord Abbett Equity Fund
                  Lord Abbett Tax-Free Income Trust
                  Lord Abbett Securities Trust
                  Lord Abbett Investment Trust

                  INVESTMENT ADVISOR

                  American Skandia Trust (Lord Abbett Growth and
                   Income Portfolio)

             (b) The partners of Lord, Abbett & Co. are:

                 Name and Principal       Positions and Offices
                 Business Address (1)     with Registrant
                 --------------------     ---------------
                 Ronald P. Lynch          Chairman
                 Robert S. Dow            President
                 Kenneth B. Cutler        Vice President & Secretary
                 Thomas S. Henderson      Vice President
                 Stephen I. Allen         Vice President
                 Daniel E. Carper         Vice President
                 Robert G. Morris         Vice President
                 E. Wayne Nordberg        Vice President
                 John J. Walsh            Vice President

                 (1) Each of the above has a principal business address 767 Fifth Avenue, New York, NY 10153

             (c) Not applicable

Item 30.     Location of Accounts and Records

             Registrant maintains the records,  required by Rules 31a - 1(a) and
              (b), and 31a - 2(a) at its main office.

             Lord, Abbett & Co. maintains the records required by Rules 31a - 1(f) and 31a - 2(e) at its main office.

              Certain records such as canceled stock certificates and correspondence may be physically maintained at the main office of the Registrant's Transfer Agent, Custodian, or Shareholder Servicing Agent within the requirements of Rule 31a-3.

Item 31.     Management Services

             None

Item 32.     Undertakings

              The Registrant undertakes to file a post-effective amendment to the registration statement, using financial statements with respect to the Small-Cap Series which need not be certified, within four to six months after the effective date of the registration statement.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant duly caused this Registration Statement and/or any amendment thereto to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 7th day of December, 1995

                                      LORD ABBETT RESEARCH FUND, INC.


                                        By  /s/ Ronald P. Lynch
                                               Ronald P. Lynch,
                                              Chairman of the Board

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


                                    Chairman of the Board
 /s/  Ronald P. Lynch                   and Director
Ronald P. Lynch                           (Title)                 12/7/95


/s/ Hansel B. Millican                    Director
Hansel B. Millican                        (Title)                 12/7/95

                                    Vice President and
 /s/ John J. Gargana, Jr.           Chief Financial Officer
John J. Gargana, Jr.                      (Title)                 12/7/95


/s/ Thomas J. Neff                        Director
Thomas J. Neff                            (Title)                 12/7/95